UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2017

THE CHILDREN’S PLACE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging Growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 18, 2017, the Company issued a press release containing the Company’s financial results for the first quarter of the fiscal year ending February 3, 2018 (“Fiscal 2017”), and provided an updated estimated range of adjusted net income per diluted share for Fiscal 2017 and a preliminary range of adjusted net income per diluted share for the second quarter of Fiscal 2017. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report is being furnished pursuant to Item 2.02 of Form 8-K insofar as it discloses historical information regarding the Company’s results of operations and financial condition as of and for the first quarter of Fiscal 2017. In accordance with General Instructions B.2 of Form 8-K, such information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2017, the Company announced that it had entered into a letter agreement with Pamela B. Wallack (the “Letter Agreement”) pursuant to which Ms. Wallack has been appointed to a newly created position of President, Global Product of the Company effective immediately. A copy of the Company’s press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The Letter Agreement between the Company and Ms. Wallack provides for Ms. Wallack’s employment on an at-will basis and (i) an annual salary of $800,000, (ii) an annual performance-based cash bonus opportunity (at target) equal to 100% of base salary, (iii) a time-vested restricted stock unit award under the Company’s 2011 Equity Incentive Plan (the “Plan”) covering a number of shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), equal to $1,750,000 divided by the closing price of the Common Stock as reported on The Nasdaq Stock Market on May 30, 2017, which award will vest as to one-third (1/3) of the shares comprising the award on the first, second and third anniversaries of the date of grant, provided Ms. Wallack is employed by the Company on such anniversary dates, (iv) a performance-based restricted stock unit award under the Plan pursuant to which Ms. Wallack may become entitled to receive a number of shares of Common Stock (at target) equal to $1,750,000 divided by the closing price of the Common Stock as reported on The Nasdaq Stock Market on May 30, 2017, in the event that the Company achieves three-year performance targets established by the Compensation Committee of the Board of Directors, and (v) a right to enter into a Change-in-Control Severance Agreement in substantially the form provided to other senior executives of the Company.

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The Letter Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the Company’s first fiscal quarter of the fiscal year ending February 3, 2018, and the information set forth above is qualified in its entirety by reference to the full text of the Letter Agreement.

Ms. Wallack, 57, will join the Company after serving as the President and Chief Executive Officer of David’s Bridal, Inc. from May 2013 to September 2016. Prior to David’s Bridal, Mr. Wallack held senior executive positions at Gap, Inc. since 2005. In 2011, she was appointed Executive Vice President, Gap Global Creative Center, responsible for global design, marketing and production. Additionally, Ms. Wallack was the President of Gap Women/Men and Body from 2010 to 2011 and the President of Gap Kids and Baby from 2005 to 2010. Prior to Gap, Inc., Ms. Wallack spent seven years at Toys”R”Us, Inc. where she was responsible for product development, production and merchandising for Babys”R”Us/Toys”R”Us Juvenile and Apparel.

Item 8.01	Other Events.

On May 18, 2017, the Company announced that its Board of Directors has approved the payment of a $0.40 per share quarterly cash dividend, with such dividend to be payable on July 10, 2017 to holders of record of the Company’s common stock on June 19, 2017. A copy of the Company’s May 18, 2017 press release is being furnished as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1     Press Release, dated May 18, 2017, issued by the Company announcing results of operations and updated guidance.

Exhibit 99.2     Press Release, dated May 18, 2017, issued by the Company announcing the Company’s appointment of Pamela B. Wallack as President, Global Product.

Exhibit 99.3     Press Release, dated May 18, 2017, issued by the Company announcing the declaration of a quarterly cash dividend.

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Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s positioning, and forecasts regarding store openings and earnings per diluted share from continuing operations. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company's current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 28, 2017. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by the weakness in the economy which continue to affect the Company’s target customer, the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk of delays, interruptions and disruptions in the Company’s global supply chain, including resulting from foreign sources of supply in less developed countries or politically unstable countries, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, and the uncertainty of weather patterns. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2017

THE CHILDREN’S PLACE, INC

By:	/s/ Jane Elfers
Name:	Jane Elfers
Title:	President and Chief Executive Officer

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